EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Rimage Corporation:


            We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.





                                            /s/
                                            KPMG Peat Marwick LLP


Minneapolis, Minnesota
August 18, 1998